Exhibit 32.1
Certification of Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     I, Doyle R. Simons, Chief Executive Officer of Temple-Inland Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Annual Report on Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Temple-Inland Inc.

/s/ Doyle R. Simons
Doyle R. Simons
February 23, 2010